                                                                    EXHIBIT 32.2


                       CERTIFICATION PURSUANT TO 18 U.S.C.
                      SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:

         1. The Annual Report on Form 10-K of SPSS Inc. for the period ended December 31, 2003, as amended by this Amendment No. 1 to Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SPSS Inc.



Date:    August 6, 2004                      By:  /s/ Edward Hamburg
                                                  ------------------------------
                                                  Edward Hamburg
                                                  Executive Vice-President,
                                                  Corporate Operations and
                                                  Chief Financial Officer